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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 September 1, 2000
               Date of Report (Date of Earliest event reported)

                              Hotelworks.com, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

      New York                      1-13381                   11-3096379
   -------------            -------------------            -----------------
     State of                 Commission File                IRS Employer
   Incorporation                  Number                   Identification No.

                   201 ALHAMBRA CIRCLE, CORAL GABLES, FL 33134
            --------------------------------------------------------
                     Address of principal executive offices

       Registrant's telephone number, including area code: (305) 774-3200

                                 --------------

          (Former name or former address, if changed since last report)


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Item 5.   OTHER EVENTS.

On September 5, 2000, Hotelworks.com, Inc., a New York corporation (the "Company"), filed a press release to announce that the Company successfully negotiated and executed an Amended and Restated Loan Agreement with Bank of America, N.A. and reached an agreement in principle on a restructured financing with HSBC Bank USA. A copy of the press release is attached hereto as
Exhibit 99.1.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c)     Exhibits

                  The following Exhibits are provided in accordance with the provisions of Item 601 of Regulation S-K and are filed herewith unless otherwise noted.

                                  EXHIBIT INDEX

        99.1      Press Release of Hotelworks.com, Inc. dated September 5, 2000.

                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 6th day of September 2000.

                                            HOTELWORKS.COM, INC.

                                            By: /s/ John F. Wilkens
                                               --------------------------------
                                               John F. Wilkens
                                               Vice President - Treasurer
                                               (Principal Financial Officer,
                                               Principal Accounting Officer)



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